                     SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON, D.C.  20549

                                ---------------

                                   FORM  8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                        SECURITIES EXCHANGE ACT OF 1934

                                ---------------

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 5, 1999


                          SANTA FE SNYDER CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                 1-7667                   36-2722169
(STATE OR OTHER JURISDICTION  (COMMISSION FILE          (I.R.S. EMPLOYER
     OF INCORPORATION)            NUMBER)              IDENTIFICATION NO.)


                              1616 SOUTH VOSS ROAD
                                 SUITE NO. 1000
                              HOUSTON, TEXAS 77057
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)



                                 (713) 507-5000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 5.  OTHER EVENTS

     On May 5, 1999, Santa Fe Synder Corporation issued press releases announcing the completion of the merger of Snyder Oil Corporation with and into Santa Fe Energy Resources, Inc., the change of the surviving corporation's name to Santa Fe Snyder Corporation and the election of five new directors. These press releases are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, and the contents of such Exhibits are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     99.1 Press Release, dated May 5, 1999.

     99.2 Press Release, dated May 5, 1999.

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                                   SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                SANTA FE ENERGY RESOURCES, INC.



                              By:   /s/ Mark A. Older
                                 --------------------------------
                                 Mark A. Older
                                 Corporate Secretary

Date: May 5, 1999

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